UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2018

TherapeuticsMD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2018, the Board of Directors (the “Board”) of TherapeuticsMD, Inc., a Nevada corporation (the “Company”), appointed Ms. Jane F. Barlow, M.D., M.B.A, M.P.H. to serve as a director of the Company.

The Board has determined that Dr. Barlow is independent under the rules of the NASDAQ Global Select Market.

As director of the Company, Dr. Barlow will receive compensation in the same manner as the Company’s other non-employee directors.

Dr. Barlow has not been appointed to any committees of the Board at this time.

There are no arrangements or understandings between Dr. Barlow and any other person pursuant to which Dr. Barlow was appointed as a director of the Company. Other than as described in this Current Report on Form 8-K, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Dr. Barlow was or is to be a participant and in which any related person had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000.

Item 7.01.	Regulation FD Disclosure.

On April 2, 2018, the Company issued a press release announcing the appointment of Ms. Jane F. Barlow, M.D., M.B.A, M.P.H. to the Board. A copy of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2018	THERAPEUTICSMD, INC.

	By:	/s/ Daniel A. Cartwright
	Name:	Daniel A. Cartwright
	Title:	Chief Financial Officer